UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


     Date of report (Date of earliest event reported) November 27 2000
                                                      ----------------

                        INTERNET MULTI-MEDIA CORPORATION
                        --------------------------------
             (Exact name of registrant as specified in its charter)

         NEVADA                       0-29292               97-0431096
----------------------------      ----------------     ---------------------
(State or other jurisdiction      (Commission File         (IRS Employer
 of incorporation)                   Number)           Identification Number)


         2533 NORTH CARSON STREET, SUITE 3358, CARSON CITY, NEVADA 89706
         ---------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code    (702) 841-4779
                                                      --------------





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ITEM 5. Other Events
        ------------

Removal of Directors

        On November 14, 2000, the shareholders of the Company, by action taken pursuant to Nevada Revised Statutes 78.320, voted to remove the following director:

             		Reno Calabrigo.

        On November 14, 2000, the shareholders of the Company, by action taken pursuant to Nevada Revised Statutes 78.320, voted to elect the following as directors, to serve until the next regular meeting of the shareholders:

             		Thom Knowles; and
             		Stefano Zorzi; and
              	Gianni Callegari.


Appointment of Officers

        On November 14, 2000, the Board of Directors of the Company appointed the following officers:

             		Stefano Zorzi....CEO/Secretary
             		Thom Knowles.....President/Treasurer



                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             INTERNET MULTI-MEDIA CORPORATION

Date   November 26, 2000
    ------------------------------

                                             By: /s/ Stefano Zorzi

                                                -----------------------------
                                                STEPHANO ZORZI, CEO AND
                                                DIRECTOR




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